EXHIBIT 99.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT, dated as of March 27, 2008 (the “Amendment”), to the Credit Agreement referred to below is by and among: (a) THE PENN TRAFFIC COMPANY, a Delaware corporation (“Penn Traffic”), PENNY CURTISS BAKING COMPANY, INC., a New York corporation, and BIG M SUPERMARKETS, INC., a New York corporation (collectively referred to herein as the “ Borrowers” and individually as a “Borrower”); (b) the other Credit Parties signatory hereto; (c) KIMCO CAPITAL CORP., a Delaware corporation, for itself, as Lender, and as Agent for the Lenders (in such capacity, the “Agent”); and (d) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

W I T N E S S E T H

WHEREAS, the Borrowers, the Agent, and the Lenders are parties to that certain Supplemental Loan Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers desire to extend the term of the Loans under the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2.	Amendments to Section 1.2.

(a)           Section 1.2(a) of the Credit Agreement is amended by replacing the “.” immediately following the words “Section 1.6(c), if any” with “, plus the payment of any LIBOR funding breakage costs in accordance with Section 1.10(b).”

(b)           Section 1.2(c) of the Credit Agreement is amended by replacing the “.” immediately following the words “repaid in full” with “ provided that payments shall first be applied to any Index Rate Loan and next to any LIBOR Loan.”

(c)           Section 1.2(d) of the Credit Agreement is amended by inserting “ provided that payments shall first be applied to any Index Rate Loan and next to any LIBOR Loan” immediately after the words “shall be applied to the Loan;”

3.	Amendments to Section 1.4.

(a)           Section 1.4(a) of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

“(a) Borrowers shall pay interest to Agent, for the ratable benefit of Lenders, in arrears on each applicable Interest Payment Date at the Index Rate plus 9% per annum or, at the election of the Borrower Representative, the LIBOR Rate plus 10% based on the aggregate Loans of such type outstanding from time to time, but in no event shall the interest rate at any time be less than 15%.”

(b)           Section 1.4(b) of the Credit Agreement is amended by inserting the parenthetical “(except as set forth in the definition of LIBOR Period)” immediately after the words “next succeeding Business Day” where such words appear therein.

(c)           Section 1.4(e) of the Credit Agreement is amended by re-lettering paragraph (e) therein as paragraph (f) (with conforming sectional references contained therein) and by inserting a new paragraph (e) as follows:

“(e) Subject to the applicable conditions precedent set forth in Section 2.2, on and after the Fourth Amendment Effective Date, Borrower Representative shall have the option to (i) convert at any time all or any part of outstanding Loans from Index Rate Loans to LIBOR Loans, (ii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.10(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iii) continue all or any portion of any Loan as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the same proposed LIBOR Period of the Loan to be continued. Any Loan or group of Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $2,500,000 and integral multiples of $250,000 in excess of such amount. Any such election must be made by 2:00 p.m. (New York time) on the 3rd Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower Representative wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower Representative in such election. If no election is received with respect to a LIBOR Loan by 2:00 p.m. (New York time) on the 3rd Business Day prior to the end of the LIBOR Period with respect thereto (or if an Event of Default has occurred and is continuing or if the additional conditions precedent set forth in Section 2.2 shall not have been satisfied), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. In order to request such an election, Borrower Representative must make such election by notice to Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation”) in the form of Exhibit 1.4(e).

4.	Amendment to Section 1.6(c).

Section 1.6(c) of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

“(c)         In the event of any repayment or prepayment of the Term Loan after April 13, 2008 and prior to April 13, 2009 for any reason, including (a) optional prepayment in accordance with Section 1.2(a) hereof, (b) termination upon the election of the Lenders to terminate after the occurrence of an Event of Default, (c) foreclosure or other sale of Collateral, other than the sale, transfer or disposition of the leases described in Section 6.8(j), (d) sale of the Collateral in any insolvency proceeding, or (e) restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization, or any other compromise, restructure, or arrangement in any insolvency proceeding, then, in view of the impracticability and extreme difficulty or ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders, and as compensation for the cost of making the Loans available to the Borrowers and extending the Commitment Termination Date pursuant to the Fourth Amendment and not as a penalty, the Borrowers shall pay to the Lenders, an early termination fee (the “Early Termination Fee”) as follows: (i) if the repayment or prepayment occurs on or before October 13, 2008 (such date, the “Six Month Date”), the Early Termination Fee shall be equal to the product of (x) the result of (A) all interest that is to accrue on the Term Loans in accordance with the provisions of this Agreement through the Six Month Date, minus (B) all interest actually paid by the Borrowers on the Term Loans through the date of prepayment, multiplied by (y) a quotient the numerator of which is the principal amount repaid or prepaid and the denominator of which is the principal amount of the Term Loans as of the Fourth Amendment Effective Date; and (ii) if the repayment or prepayment occurs during the period from the Six Month Date through April 13, 2009, the Early Termination Fee shall be an amount equal to 1% of the amount being so repaid or prepaid. The Early Termination Fee shall be allocated among the Lenders in accordance with the amount of each Lender’s Commitment.”

5.            Amendment to Section 1.8(a). Section 1.8(a) of the Credit Agreement is amended by inserting at the end of clause (3) “, provided that payments shall first be applied to any Index Rate Loan and next to any LIBOR Loan” immediately after the words “has been paid in full”.

6.	Amendment to Section 1.10.

(a)           Section 1.10 of the Credit Agreement is amended by adding the following subsection (b):

“(b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) any Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii) any Borrower shall refuse to accept any borrowing of, or shall request a termination of, any borrowing of, conversion into or continuation of, LIBOR Loans after Borrower Representative has given notice requesting the same in accordance herewith; or (iv) any Borrower shall fail to make any prepayment of a LIBOR Loan after Borrower Representative has given a notice thereof in accordance herewith, then Borrowers shall jointly and severally indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (including loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant LIBOR Period; provided, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, but in no event later that ninety (90) days after a Lender has notice thereof, each Lender shall provide Borrower Representative with its written calculation of all amounts payable pursuant to this Section 1.10(b), and such calculation shall be binding on the parties hereto unless Borrower Representative shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.”

7.	Amendments to Section 1.13.

(a)           Section 1.13 of the Credit Agreement is amended by re-lettering paragraph (c) therein as paragraph (d) (with any conforming sectional reference changes), and inserting a new paragraph (c) as follows:

“(c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender’s good faith opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate (at least for so long as such condition continues to exist) and (ii) each Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by such Borrower to such Lender, together with interest accrued thereon, unless Borrower Representative on behalf of such Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all LIBOR Loans to Index Rate Loans.”

8.	Amendments to Section 2.2.

(a)           The last paragraph of Section 2.2 of the Credit Agreement is amended by inserting “or convert or continue any Loan as a LIBOR Loan, as appropriate,” immediately following “Except as otherwise provided herein, no Lender shall be obligated to fund any Additional Term Loans”.

(b)           Sections 2.2(a), (b) and (c) of the Credit Agreement are amended by inserting “or convert or continue any Loan as a LIBOR Loan” immediately following “Requisite Lenders have determined not to make such an Additional Term Loan” wherever such words appear therein.

(c)           Section 2.2 of the Credit Agreement is further amended by inserting “, or the conversion or continuation of any Loan into, or as, a LIBOR Loan,” immediately after “the proceeds of any Additional Term Loans”.

9.	Amendments to Section 6.8.

(a)           Section 6.8 of the Credit Agreement is amended (i) by deleting the word “or” at the end of subsection (h), (ii) by deleting the “.” at the end of subsection (i) and replacing it with “ and” and (iii) by adding the following paragraph (j):

“(j) the sale, transfer or disposition of the leases related to the locations set forth on Schedule 1 to the Fourth Amendment, together with sales or other dispositions of equipment, inventory and other assets in connection therewith, so long as such sale or other disposition otherwise complies with each of the conditions set forth in clauses (iii), (iv) and (vi) – (x) of Section 6.8(e), as reasonably determined by Agent, and Borrowers provide Agent with a detailed closing statement for any such sale, provided that, upon the sale or other disposition of any of the leases related to the locations set forth on Schedule 1 to the Fourth Amendment, Borrowers shall make a payment to Agent , in accordance with Section 1.2(c) of the Credit Agreement, in an amount equal to the greater of (i) 100% of the Net Proceeds from the sale or disposition of such lease and (ii) the amount listed next to the applicable location in Schedule 1 to the Fourth Amendment.”

10.          Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating it in its entirety to read as follows:

“Intentionally Omitted.”
11.	Amendment to Section 9.1(f).

(a)           Section 9.1(f) of the Credit Agreement is amended deleting it in its entirety and replacing it with the following:

“(f) So long as no Event of Default has occurred and is continuing, no Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 1.13(a), increased costs under Section 1.13(b), an inability to fund LIBOR Loans under Section 1.13(c), or withholding taxes in accordance with Section 1.12(a).”

12.	Amendments to Annex A of the Credit Agreement.

(a)           Amendment to Definition of “Commitment Termination Date”. The definition of “Commitment Termination Date” is amended by deleting it in its entirety and replacing it with the following:

“Commitment Termination Date” means the earliest of (a) April 13, 2009, (b) the date of termination of the Lenders’ obligations to make Additional Term Loans or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of payment or prepayment in full in cash by Borrowers of the Loans and the permanent reduction of all Commitments to zero dollars ($0); provided, that, subject to the satisfaction of all Extension Conditions by April 13, 2009, the date set forth in clause (a) hereof will automatically be extended to April 13, 2010.

(b)          Annex A of the Credit Agreement is amended by inserting the following new definitions in alphabetical order therein:

“‘Business Day’ means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State

of New York and in reference to LIBOR Loans shall mean any such            day that is also a LIBOR Business Day.”

“‘Extension Conditions’ means each of the following:

(i)        the Agent shall have received such appraisals of the Leases and other Collateral as the Agent shall have requested in its sole discretion, which appraisals shall be satisfactory in form and substance to the Agent in its sole discretion;

(ii)       the Fixed Charge Covered Ratio as of February 28, 2009 shall have been not less than 1.2 to 1;

(iii)     the Leveraged Ratio as of February 28, 2009 shall have been not less than 2.0 to 1;

(iv)     Excess Availability as of March 31, 2009 shall have been not less than $35,000,000;

(v)       The Agent shall have received, on behalf of the Lenders, an extension fee in an amount equal to 1% of the principal amount of the Term Loans outstanding as of the date immediately preceding the proposed extension of the Commitment Termination Date; and

(vi)     all conditions to the conversion or continuance of LIBOR Loans as set forth in Section 2.2 hereof shall be satisfied as of the proposed date of the extension of the Commitment Termination Date.”

“‘Fourth Amendment’ means the Fourth Amendment to the Credit Agreement, dated as of March 27, 2008, among the Agent, the Lenders, and the Borrowers, and acknowledged and agreed to by each of the other Credit Parties.”

“‘Fourth Amendment Effective Date’ means the date on which the                 conditions precedent to the effectiveness of the Fourth Amendment are satisfied, which date is March 27, 2008.”

“‘Index Rate Loan’ means a Loan or portion thereof bearing interest by reference to the Index Rate.”

“‘Interest Payment Date’ means (a) as to any Index Rate Loan, the first Business Day of each month to occur while such Loan is outstanding, and (b) as to any LIBOR Loan, the last day of the applicable LIBOR Period; provided, that, in addition to the foregoing, each of (x) the date upon which all of the Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an “Interest Payment Date” with respect to any interest that has then accrued under the Agreement.”

“‘Libor Business Day’ means a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.”

“‘LIBOR Loan’ means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.”

“‘LIBOR Period’ means, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower Representative pursuant to the Agreement and ending 30 days thereafter; provided that the foregoing provision relating to LIBOR Periods is subject to the following:

(a)     if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

(b)    any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

(c)     any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month; and

(e)     there shall be no more than one (1) LIBOR Loan in existence at any one time.”

“‘LIBOR Rate’ means, for each LIBOR Period, a rate of interest determined by Agent equal to:

(a)     the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

(b)    a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is 2 LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board) that are required to be maintained by a member bank of the Federal Reserve System.

If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower Representative.”

13.	Amendments to Annex E of the Credit Agreement.

(a)       Subsection (a) of Annex E of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating clause (A) of the second sentence thereof in its entirety to read as follows:

“a statement in reasonable detail (each, a “Compliance Certificate”) showing the calculations of each Financial Covenant”

(b)       Subsection (b) of Annex E of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating clause (A) of the second sentence thereof in its entirety to read as follows:

“a Compliance Certificate showing the calculations of each Financial Covenant”

(c)       Subsection (d) of Annex E of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating clause (i) of the second sentence thereof in its entirety to read as follows:

“a Compliance Certificate showing the calculations of each Financial Covenant”

14.      Amendment to Annex G of the Credit Agreement. Annex G to the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by inserting the following new paragraph at the end thereof:

“Notwithstanding anything to the contrary in this Annex G commencing on the Fourth Amendment Effective Date, Borrowers shall not be required to comply with any of the foregoing Financial Covenants; provided that Borrowers shall continue to deliver to Agent Compliance Certificates as required by Annex E.”

15.      Additional Exhibits. The Credit Agreement is hereby amended by adding Exhibit 1.4(e) thereto in substantially the form attached hereto as Exhibit A.

16.      Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to the Agent and the Lenders:

(a)       The execution, delivery and performance of this Amendment and the performance of the Credit Agreement by such Credit Party: (i) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of the Agent, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person.

(b)       This Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c)       This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

(d)	No Default or Event of Default has occurred and is continuing.

(e)       The representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Fourth Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

17.      No Other Amendments/Waivers. Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

18.      Waiver of Claims. The Credit Parties hereby acknowledge and agree that as of March 27, 2008, the aggregate outstanding principal amount of the Loans are $23,575,000 and that such aggregate outstanding principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, cancellation or reduction of any kind. Each of the Credit Parties hereby waives, releases, remises and forever discharges the Agent, the Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or might hereafter have against the Agent or the Lenders which relates, directly or indirectly, to any acts or omissions of the Agent, the Lenders or any other Indemnified Person on or prior to the date hereof; provided that, such Credit Party does not waive any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

19.        Expenses and Fees. Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 and Section 1.6(d) of the Credit Agreement to pay and reimburse the Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) and fees incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

20.      Effectiveness. This Amendment shall become effective as of the date hereof (the “Fourth Amendment Effective Date”) only upon satisfaction in full in the judgment of Agent of each of the following conditions:

(a)       Amendment. The Agent shall have counterpart signature pages of this Amendment duly executed and delivered by each of the Agent, the Lenders and the Credit Parties.

(b)       Amendment Fee. Borrowers shall pay to Agent, for the benefit of the Lenders, on the Fourth Amendment Effective Date, an amendment fee equal to one percent (1%) of the aggregate outstanding principal amount of the Loans as of the Fourth Amendment Effective Date.

(c)       Payment of Fees and Expenses. The Borrowers shall have paid to the Agent, to each Lender and to the Participant under those certain Participation Agreements dated as of the date hereof, between each Lender, respectively, and the Participant thereunder, all costs, fees and expenses invoiced and owing in connection with this Amendment, such Participation Agreements and the other Loan Documents (including, without limitation, reasonable legal fees and expenses).

(d)       Amendment to the GE Credit Agreement. The Agent shall have received evidence that the Borrowers have received a duly executed amendment to the GE Credit Agreement, in substantially the form attached hereto as Exhibit B.

(e)       Participation. Each Lender shall have received a fully executed participation agreement, dated of even date, pursuant to which the participants thereunder purchased one-third of the interest in each such Lender’s outstanding Loans.

(f)        Representations and Warranties. The representations and warranties of the Credit Parties in this Amendment shall be true and correct on and as of the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

21.      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

22.      Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS

THE PENN TRAFFIC COMPANY

By:       /s/

Name:

Title:

PENNY CURTISS BAKING COMPANY, INC.

By:       /s/

Name:

Title:

BIG M SUPERMARKETS, INC.

By:       /s/

Name:

Title:

LENDERS

KIMCO CAPITAL CORP., as Agent and Lender

By:       /s/

Name:

Title:

JUBILEE-VI LLC, a Delaware limited liability company),

As successor-in-interest to

JUBILEE LIMITED PARTNERSHIP V,

as Lender

By:       /s/

Name:

Title:

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.

By:       /s/

Name:

Title:

PENNWAY EXPRESS, INC.

By:       /s/

Name:

Title:

COMMANDER FOODS INC.

By:       /s/

Name:

Title:

P AND C FOOD MARKETS INC. OF VERMONT

By:       /s/

Name:

Title:

P.T. DEVELOPMENT, LLC

By:       /s/

Name:

Title:

P.T. FAYETTEVILLE/UTICA, LLC

By:       /s/

Name:

Title:

Exhibit A

(Notice of Conversion/Continuation)

Please see attached

Exhibit B

(GE Amendment)

Please see attached

Schedule I

(Release Price Schedule)

Please see attached